UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04518)

Exact name of registrant as specified in charter:	Putnam Massachusetts Tax Exempt Income Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2022

Date of reporting period:	June 1, 2021 – November 30, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Massachusetts Tax Exempt Income Fund

Semiannual report
11 | 30 | 21

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PXMAX

Putnam Massachusetts
Tax Exempt
Income Fund

Semiannual report
11 | 30 | 21

Message from the Trustees

January 7, 2022

Dear Fellow Shareholder:

In 2021, the stock market had another above-average year as corporate earnings rose. Bonds, on the other hand, had a subpar year amid higher inflation. The asset class is now adjusting to the U.S. Federal Reserve’s November decision to begin tapering its bond purchases.

The Covid-19 pandemic began nearly two years ago, and the emergence of new variants remains a concern. Fortunately, many companies have demonstrated the ability to adapt to this challenge and helped propel an economic recovery. Overall, we believe the economy will be supportive for financial markets in 2022. We expect U.S. gross domestic product to continue to grow this year, which should provide an encouraging backdrop for stocks as well as corporate, mortgage-backed, and municipal bonds.

Putnam investment professionals are actively managing your fund. They are analyzing potential investments, fundamental strengths, and risks, as the firm has done for more than 80 years. Their comments can be found in the interview section of this report.

As always, thank you for investing with Putnam.

Municipal bonds finance important public projects, such as schools, roads, and hospitals. The bonds are backed by the issuing city, town, or other government entity or by revenues collected from usage fees.

However, unlike U.S. Treasuries or corporate bonds, the interest paid on municipal bonds is generally free from federal income taxes. Moreover, Massachusetts residents generally pay no state income taxes on distributions paid from municipal bonds issued in the Bay State. That can make municipal bonds particularly attractive to investors subject to higher personal income tax rates.

2 Massachusetts Tax Exempt Income Fund

Sources: Putnam, Bloomberg Index Services Limited, as of 11/30/21. Past performance is no guarantee of future results. Yields for U.S. Treasuries, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg U.S. Treasury Index, an unmanaged index of U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury; the Bloomberg U.S. Corporate Bond Index, an unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable corporate bonds; and the Bloomberg Municipal Bond Index, an unmanaged index of long-term, fixed-rate, investment-grade tax-exempt bonds, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Annual after-tax income is based on a 40.80% federal income tax rate. This rate reflects the Tax Cuts and Jobs Act of 2017 and includes the 3.80% Medicare surtax. The income data is based on a hypothetical $100,000 investment.

Source: Moody’s Investors Service, Annual U.S. Municipal Bond Defaults and Recoveries, Five-Year Average Cumulative Default Rates, 1970–2020 (July 2021). Most recent data available.

Massachusetts Tax Exempt Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Returns for periods of less than one year are not annualized.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group average provided by Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 11/30/21. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on pages 14–15.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

4 Massachusetts Tax Exempt Income Fund

Paul, how did municipal bonds perform during the reporting period?

Municipal bonds performed relatively well, despite mixed economic data, inflation fears, and the ongoing Covid-19 pandemic, which weighed on the asset class. For the six months ended November 30, 2021, the Bloomberg Municipal Bond Index [the fund’s benchmark] rose 0.56%, outperforming the near-zero return of U.S. Treasuries.

Municipal credit fundamentals continued to improve during the period. In November 2021, President Biden signed a $1.2 trillion bipartisan infrastructure bill. The Infrastructure Investment and Jobs Act is intended to repair the nation’s deteriorating roads and bridges, fund new broadband and climate initiatives, and modernize the power grid. We believe it will likely be positive for many municipal borrowers, particularly state and local governments, transit agencies, airports, and other entities that typically finance transportation infrastructure. In our view, federal grants for these projects would reduce the need for municipal borrowers to issue debt to cover these essential services. This could increase fiscal flexibility for these borrowers while avoiding higher tax burdens.

Massachusetts Tax Exempt Income Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 11/30/21. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 11/30/21. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 Massachusetts Tax Exempt Income Fund

The asset class also benefited from strong supply/demand dynamics, which tightened credit spreads. [Credit spreads are the difference in yield between higher- and lower-rated municipal bonds.] Demand was particularly strong and helped to support prices. This was due to U.S. Treasury yields sitting at historically low levels, which pushed investors to seek alternative income opportunities. The pace of inflows into municipal bond mutual funds increased considerably as a result. Given the heightened demand, the 2021 calendar year will be the largest inflow year on record, according to Lipper. Supply has been consistent with that of 2020. However, the composition of supply is a bit different, with more tax-exempt issuance coming to market than taxable issuance. We believe this was due to the tax policy uncertainty in Washington, D.C., in the second half of 2021.

In September 2021, the Federal Reserve’s messaging became more hawkish when it stated it might begin tapering asset purchases as early as November 2021. Interest rates moved higher in response to the announcement and inflation fears, weighing on the performance of rate-sensitive fixed income securities. The ongoing inflation concerns were stoked by the prospect of higher prices due to supply chain disruptions, rising labor costs, and higher commodity prices. After telegraphing its intentions for months, the Fed announced its long-awaited decision in early November 2021.

How did the fund perform during the reporting period?

For the six months ended November 30, 2021, the fund underperformed the average return of its Lipper peer group, Massachusetts Municipal Debt Funds, and its benchmark.

What strategies influenced the fund’s performance during the reporting period?

At period-end, the fund held an overweight exposure to bonds rated A, which is at the lower end of the investment-grade spectrum. The fund also had an overweight exposure to BB-rated bonds relative to its Lipper peer group.

From a sector- or industry-positioning perspective, we favored state-backed, private higher education, and continuing-care retirement community bonds relative to the fund’s Lipper peer group. Duration positioning, a measure of the fund’s interest-rate sensitivity, was generally neutral relative to the level of its Lipper peer group at period-end.

We remain cautious about investing in bonds issued by Puerto Rico due to what we believe to be its seemingly fragile economy, weak demographic trends, poor-quality infrastructure, volatile political environment, and history of fiscal mismanagement. As such, the fund remained underweight in its exposure to uninsured Puerto Rico municipal debt relative to its Lipper peer group. At period-end, the fund had no holdings in bonds issued by Puerto Rico. We continue to monitor the Commonwealth’s ongoing restructuring efforts for potential opportunities.

How did the fund use derivatives during the reporting period?

We utilized swaps to hedge or gain exposure to interest-rate and term structure risk and to hedge or gain exposure to inflation. Additionally, we used futures to hedge treasury term structure risk and yield-curve positioning.

What is your outlook for the municipal bond market as we look into 2022?

Given the current path of inflation and the course of the pandemic, we believe we are likely to see continued interest-rate volatility. The pandemic-related supply chain and labor market disruptions have been more persistent than we had initially expected, leading to delays

Massachusetts Tax Exempt Income Fund 7

and output shortages that could be with us for some time. The near-term result has been an elevated inflation backdrop that, in our view, will likely weigh on consumer sentiment and erode demand. The higher-than-expected inflation has caused the Fed to pivot to a more hawkish stance, prompting speculation that it will tighten monetary policy more quickly. Our base case is that inflation will moderate toward the Fed’s long-term goal of 2% in the second half of calendar 2022.

We believe the Fed will complete its asset-purchase tapering during the spring of 2022 and begin raising short-term interest rates by early summer. The combination of a tightening Fed and a strong economic backdrop leads us to an investment outlook for municipal bond index returns that will be similar to what we saw in calendar 2021. The most interest-rate-sensitive portions of the municipal bond market could underperform if our outlook is realized, while credit and shorter-duration assets could outperform, in our view.

Credit fundamentals remain strong, in our view, as tax revenues have sharply rebounded on the back of higher property values, a strengthening labor market, and increased economic activity. We expect credit fundamentals to remain positive going into calendar 2022, but note that valuations largely reflect the current reality. We still view lower-rated investment-grade securities and portions of the high-yield market favorably. However, we believe 2022 returns for securities rated BBB and below are unlikely to match those in 2021.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Massachusetts Tax Exempt Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2021, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R6 and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (10/23/89)
Before sales charge	5.24%	39.58%	3.39%	19.91%	3.70%	14.72%	4.68%	1.89%	0.27%
After sales charge	5.10	34.00	2.97	15.11	2.85	10.13	3.27	–2.19	–3.74
Class B (7/15/93)
Before CDSC	5.03	32.70	2.87	16.30	3.07	12.78	4.09	1.39	0.06
After CDSC	5.03	32.70	2.87	14.30	2.71	9.78	3.16	–3.61	–4.91
Class C (8/19/03)
Before CDSC	5.02	31.14	2.75	15.39	2.90	12.13	3.89	1.14	–0.11
After CDSC	5.02	31.14	2.75	15.39	2.90	12.13	3.89	0.14	–1.10
Class R6 (5/22/18)
Net asset value	5.35	42.77	3.62	21.31	3.94	15.54	4.93	2.24	0.49
Class Y (1/2/08)
Net asset value	5.35	42.70	3.62	21.25	3.93	15.49	4.92	2.14	0.39

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 4.00% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R6 and Y shares have no initial sales charge or CDSC. Performance for class B, C, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

Massachusetts Tax Exempt Income Fund 9

Comparative index returns For periods ended 11/30/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Bloomberg Municipal
Bond Index	5.57%	46.65%	3.90%	23.91%	4.38%	16.04%	5.09%	1.97%	0.56%
Lipper Massachusetts
Municipal Debt Funds	5.13	38.23	3.28	18.61	3.46	13.82	4.40	1.76	0.34
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group average provided by Lipper, a Refinitiv company.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 11/30/21, there were 35, 34, 34, 30, 27, and 8 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 11/30/21

Distributions	Class A		Class B	Class C	Class R6	Class Y
Number	6		6	6	6	6
Income[1]	$0.086588		$0.056425	$0.049339	$0.099603	$0.099356
Capital gains[2]	—		—	—	—	—
Total	$0.086588		$0.056425	$0.049339	$0.099603	$0.099356
	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value
5/31/21	$10.07	$10.49	$10.05	$10.09	$10.09	$10.10
11/30/21	10.01	10.43	10.00	10.03	10.04	10.04
	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value
Current dividend rate[3]	1.76%	1.69%	1.16%	1.02%	2.02%	2.01%
Taxable equivalent[4]	3.25	3.12	2.14	1.88	3.73	3.71
Current 30-day
SEC yield[5]	N/A	0.55	–0.02	–0.16	0.83	0.82
Taxable equivalent[4]	N/A	1.01	N/A	N/A	1.53	1.51

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 45.80% federal and state combined tax rate for 2021. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

10 Massachusetts Tax Exempt Income Fund

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (10/23/89)
Before sales charge	5.23%	37.12%	3.21%	19.26%	3.59%	13.72%	4.38%	1.48%	0.19%
After sales charge	5.09	31.64	2.79	14.49	2.74	9.17	2.97	–2.58	–3.82
Class B (7/15/93)
Before CDSC	5.02	30.36	2.69	15.68	2.96	11.56	3.71	0.78	–0.11
After CDSC	5.02	30.36	2.69	13.68	2.60	8.56	2.78	–4.20	–5.08
Class C (8/19/03)
Before CDSC	5.02	28.84	2.57	14.89	2.81	11.16	3.59	0.73	–0.08
After CDSC	5.02	28.84	2.57	14.89	2.81	11.16	3.59	–0.27	–1.08
Class R6 (5/22/18)
Net asset value	5.34	40.27	3.44	20.78	3.85	14.53	4.63	1.73	0.42
Class Y (1/2/08)
Net asset value	5.34	40.19	3.44	20.72	3.84	14.50	4.62	1.73	0.32

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R6	Class Y
Total annual operating expenses for the fiscal
year ended 5/31/21	0.80%	1.40%	1.55%	0.54%	0.55%
Annualized expense ratio for the six-month
period ended 11/30/21	0.78%	1.38%	1.53%	0.53%	0.53%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Massachusetts Tax Exempt Income Fund 11

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 6/1/21 to 11/30/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$3.92	$6.92	$7.67	$2.66	$2.66
Ending value (after expenses)	$1,002.70	$1,000.60	$998.90	$1,004.90	$1,003.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (183); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/21, use the following calculation method. To find the value of your investment on 6/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$3.95	$6.98	$7.74	$2.69	$2.69
Ending value (after expenses)	$1,021.16	$1,018.15	$1,017.40	$1,022.41	$1,022.41

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (183); and then dividing that result by the number of days in the year (365).

12 Massachusetts Tax Exempt Income Fund

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

The fund’s performance will be closely tied to the economic and political conditions in Massachusetts, and can be more volatile than the performance of a more geographically diversified fund. To the extent the fund invests in securities of issuers located outside of Massachusetts, the fund may also be exposed to the risks affecting other states and territories. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax.

Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

Massachusetts Tax Exempt Income Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Municipal Bond Index is an unmanaged index of long-term, fixed-rate, investment-grade tax-exempt bonds.

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

14 Massachusetts Tax Exempt Income Fund

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Massachusetts Tax Exempt Income Fund 15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2021, Putnam employees had approximately $565,000,000 and the Trustees had approximately $81,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Massachusetts Tax Exempt Income Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2021, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2021, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2021 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2021. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newly

Massachusetts Tax Exempt Income Fund 17

launched or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2020. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2020. Putnam Management and PSERV have agreed to maintain these expense limitations until at least September 30, 2022. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2020. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2020 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented

18 Massachusetts Tax Exempt Income Fund

information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s newly launched exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, The Putnam Funds generally performed well in 2020, which Putnam Management characterized as a challenging year with significant volatility and varied market dynamics. On an asset-weighted basis, the Putnam funds ranked in the second quartile of their peers as determined by Lipper Inc. (“Lipper”) for the year ended December 31, 2020 and, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2020. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, continued to be exceptionally strong over the long term, with The Putnam Funds ranking as the 3rd best performing mutual fund complex out of 44 complexes for the ten-year period, with 2020 marking the fourth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees noted that The Putnam Funds’ performance was solid over the one- and five-year periods, with The Putnam Funds ranking 22nd out of 53 complexes and 14th out of 50 complexes, respectively. In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 26 of the funds were four- or five-star rated at the end of 2020 (representing an increase of four funds year-over-year) and that this included seven funds that had achieved a five-star rating (representing an increase of two funds year-over-year). They also

Massachusetts Tax Exempt Income Fund 19

noted, however, the disappointing investment performance of some funds for periods ended December 31, 2020 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Massachusetts Municipal Debt Funds) for the one-year, three-year and five-year periods ended December 31, 2020 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st
Three-year period	2nd
Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2020, there were 35, 33 and 29 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2020 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

20 Massachusetts Tax Exempt Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Massachusetts Tax Exempt Income Fund 21

The fund’s portfolio 11/30/21 (Unaudited)

Key to holding’s abbreviations

AGC Assured Guaranty Corporation
AGM Assured Guaranty Municipal Corporation
AMBAC AMBAC Indemnity Corporation
G.O. Bonds General Obligation Bonds
NATL National Public Finance Guarantee Corporation
SGI Syncora Guarantee, Incorporated
U.S. Govt. Coll. U.S. Government Collateralized
VRDN Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index rate, which was 0.05% as of the close of the reporting period.

MUNICIPAL BONDS AND NOTES (98.6%)*	Rating**	Principal amount	Value
Alaska (1.0%)
AK State Indl. Dev. & Export Auth. Rev. Bonds, (Tanana Chiefs Conference), Ser. A
5.00%, 10/1/32	A+/F	$1,000,000	$1,247,687
5.00%, 10/1/31	A+/F	1,500,000	1,881,551
			3,129,238
American Samoa (0.4%)
American Samoa Econ. Dev. Auth. 144A Rev. Bonds, Ser. A, 5.00%, 9/1/38	Ba3	1,000,000	1,239,760
			1,239,760
Guam (3.0%)
Guam Govt. Bus. Privilege Tax Rev. Bonds, Ser. F, 4.00%, 1/1/36	Ba1	3,000,000	3,471,045
Territory of GU, Govt. G.O. Bonds, 5.00%, 11/15/31	Ba1	1,020,000	1,181,534
Territory of GU, Govt. Hotel Occupancy Tax Rev. Bonds, Ser. A
5.00%, 11/1/40	Ba1	700,000	876,854
5.00%, 11/1/35	Ba1	125,000	158,741
Territory of GU, Govt. Wtr. Wks. Auth. Wtr. & Waste Wtr. Syst. Rev. Bonds, Ser. A, 5.00%, 1/1/50	A−	1,500,000	1,838,588
Territory of GU, Port Auth. Rev. Bonds, Ser. B
5.00%, 7/1/35	A	400,000	470,540
5.00%, 7/1/34	A	200,000	235,568
5.00%, 7/1/30	A	465,000	552,133
5.00%, 7/1/29	A	400,000	478,212
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A, 5.00%, 10/1/34	Baa2	200,000	206,462
			9,469,677
Illinois (0.9%)
IL State G.O. Bonds
5.50%, 7/1/38	Baa2	1,325,000	1,425,224
Ser. B, 5.00%, 10/1/32	Baa2	1,300,000	1,581,250
			3,006,474
Indiana (1.5%)
Whiting, Env. Fac. Mandatory Put Bonds (6/5/26), (BP Products North America, Inc.), Ser. A, 5.00%, 12/1/44	A2	4,000,000	4,771,830
			4,771,830

22 Massachusetts Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.6%)* cont.	Rating**	Principal amount	Value
Louisiana (0.4%)
St. Tammany Parish Hosp. Svcs. Dist. No. 1 Rev. Bonds, (St. Tammany Parish Hosp.), Ser. A, 5.00%, 7/1/33	AA−/F	$1,000,000	$1,225,795
			1,225,795
Massachusetts (88.5%)
Berkshire Wind Pwr. Cooperative Corp. Rev. Bonds, (Berkshire Wind (Green Bonds)), Ser. 2, 5.00%, 7/1/29	A	1,000,000	1,211,604
Lowell, Collegiate Charter School Rev. Bonds, 5.00%, 6/15/54	BB−/P	1,620,000	1,737,947
MA Bay Trans. Auth. Rev. Bonds, Ser. A, 4.00%, 7/1/37	AAA	5,000,000	5,101,525
MA Bay Trans. Auth. Sales Tax Rev. Bonds
5.00%, 7/1/45	AA	2,000,000	2,478,221
Ser. A-2, 5.00%, 7/1/44	AA	2,400,000	2,914,650
Ser. A-2, 5.00%, 7/1/43	AA	4,960,000	6,023,237
MA Dev. Fin. Agcy. National Charter School Revolving Loan Fund Rev. Bonds, (Equitable School Revolving Fund, LLC), 4.00%, 11/1/46	A	1,500,000	1,769,067
MA State G.O. Bonds
Ser. E, 5.00%, 11/1/50	Aa1	12,000,000	15,330,903
Ser. A, 5.00%, 3/1/41	Aa1	1,000,000	1,101,905
Ser. I, 5.00%, 12/1/35	Aa1	3,000,000	3,618,944
Ser. A, 5.00%, 1/1/35	Aa1	1,285,000	1,587,801
Ser. E, 4.00%, 4/1/46	Aa1	3,000,000	3,315,227
4.00%, 5/1/35	Aa1	3,000,000	3,150,271
MA State Clean Wtr. Trust Rev. Bonds, 5.00%, 8/1/22	Aaa	2,500,000	2,580,317
MA State College Bldg. Auth. Rev. Bonds
(Green Bond), 5.00%, 5/1/39 (Prerefunded 5/1/24)	Aa2	1,500,000	1,666,846
Ser. A, 5.00%, 5/1/36 (Prerefunded 5/1/22)	Aa2	2,120,000	2,162,852
Ser. A, 5.00%, 5/1/36 (Prerefunded 5/1/22)	AAA/P	730,000	744,601
MA State Dept. Trans. Metro. Hwy. Syst. Mandatory Put Bonds (1/1/23), Ser. A, 5.00%, 1/1/39	Aa2	2,500,000	2,625,417
MA State Dept. Trans. Metro. Hwy. Syst. Rev. Bonds, Ser. A
5.00%, 1/1/37	A+	1,000,000	1,236,342
5.00%, 1/1/35	A+	2,000,000	2,487,329
5.00%, 1/1/34	A+	2,000,000	2,493,149
5.00%, 1/1/23	A+	2,000,000	2,104,140
MA State Dev. Fin. Agcy. Rev. Bonds
(Loomis Communities), Ser. A, 6.00%, 1/1/33 (Prerefunded 1/1/23)	BBB/P	150,000	159,108
(Loomis Communities), Ser. A, U.S. Govt. Coll., 6.00%, 1/1/33 (Prerefunded 7/1/23)	AAA/P	150,000	163,438
(WGBH Edl. Foundation), Ser. A, AMBAC, 5.75%, 1/1/42	AA−	5,000,000	7,747,876
(Milford Regl. Med. Ctr.), Ser. F, 5.625%, 7/15/36	BB+	500,000	529,534
(Simmons College), Ser. H, SGI, 5.25%, 10/1/33	AA	1,100,000	1,438,274
(Wheaton College), Ser. I, 5.00%, 1/1/53	Baa1	3,000,000	3,701,011
(Orchard Cove, Inc.), 5.00%, 10/1/49	BBB/F	700,000	779,385
(Wellforce Oblig. Group), Ser. A, 5.00%, 7/1/44	BBB+	500,000	604,241

Massachusetts Tax Exempt Income Fund 23

MUNICIPAL BONDS AND NOTES (98.6%)* cont.	Rating**	Principal amount	Value
Massachusetts cont.
MA State Dev. Fin. Agcy. Rev. Bonds
(Franklin W. Olin College of Engineering), Ser. E, 5.00%, 11/1/43	A2	$2,500,000	$2,703,178
(Carleton-Willard Homes, Inc.), 5.00%, 12/1/42	A−	525,000	605,035
(Partners Healthcare Syst.), Ser. Q, 5.00%, 7/1/41	Aa3	2,000,000	2,362,214
(Dexter Southfield), 5.00%, 5/1/41	BBB+	2,000,000	2,255,046
(Bentley U.), 5.00%, 7/1/40	A2	1,250,000	1,464,924
(Emerson College), Ser. A, 5.00%, 1/1/40	BBB+	1,570,000	1,873,392
(Orchard Cove, Inc.), 5.00%, 10/1/39	BBB/F	250,000	279,985
(Atrius Hlth. Oblig. Group), Ser. A, 5.00%, 6/1/39	BBB	2,500,000	3,075,674
(Franklin W. Olin College), Ser. E, 5.00%, 11/1/38	A2	1,000,000	1,084,062
(Tufts U.), Ser. Q, 5.00%, 8/15/38	Aa3	500,000	573,954
(Suffolk U.), 5.00%, 7/1/38	Baa2	340,000	414,968
(UMass Memorial Hlth. Care Oblig. Group), Ser. K, 5.00%, 7/1/38	BBB+	1,000,000	1,185,281
(Wentworth Inst.Tech.), 5.00%, 10/1/37	Baa1	655,000	762,336
(Caregroup), Ser. I, 5.00%, 7/1/37	A	500,000	587,051
(Foxborough Regl. Charter), Ser. B, 5.00%, 7/1/37	BBB−	1,120,000	1,269,184
(Lowell Gen. Hosp.), Ser. G, 5.00%, 7/1/37	BBB+	1,630,000	1,744,452
(MCPHS U.), Ser. H, 5.00%, 7/1/37	AA	450,000	515,331
(Suffolk U.), 5.00%, 7/1/37	Baa2	605,000	739,561
(Broad Inst.), 5.00%, 4/1/37	Aa3	1,000,000	1,213,190
(Fisher College), 5.00%, 4/1/37	BBB+	835,000	970,092
(Dana-Farber Cancer Inst.), Ser. N, 5.00%, 12/1/36	A1	1,100,000	1,309,386
(Brandeis U.), Ser. S-1, 5.00%, 10/1/36	A1	765,000	955,480
(Caregroup), Ser. I, 5.00%, 7/1/36	A	935,000	1,098,261
(Suffolk U.), 5.00%, 7/1/36	Baa2	600,000	704,555
(Suffolk U.), 5.00%, 7/1/36	Baa2	450,000	551,170
Ser. O, 5.00%, 12/1/35	A1	385,000	482,170
(Beth Israel Lahey Hlth. Oblig. Group), Ser. K, 5.00%, 7/1/35	A	500,000	625,967
(Suffolk U.), 5.00%, 7/1/35	Baa2	470,000	576,686
Ser. O, 5.00%, 12/1/34	A1	425,000	532,891
(Brandeis U.), Ser. S-1, 5.00%, 10/1/34	A1	1,745,000	2,185,318
(Emmanuel College), Ser. A, 5.00%, 10/1/34	Baa2	1,075,000	1,262,826
(Baystate Med. Oblig. Group), Ser. N, 5.00%, 7/1/34	A+	1,000,000	1,103,987
(Beth Israel Lahey Hlth. Oblig. Group), Ser. K, 5.00%, 7/1/34	A	1,000,000	1,253,740
(Suffolk U.), 5.00%, 7/1/34	Baa2	675,000	794,177
(Suffolk U.), 5.00%, 7/1/34	Baa2	550,000	675,816
(Woods Hole Oceanographic Inst.), 5.00%, 6/1/34	AA−	1,000,000	1,241,753
Ser. O, 5.00%, 12/1/33	A1	150,000	188,452
(Beth Israel Lahey Hlth. Oblig. Group), Ser. K, 5.00%, 7/1/33	A	665,000	835,161
(Suffolk U.), 5.00%, 7/1/33	Baa2	800,000	985,956
(Woods Hole Oceanographic Inst.), 5.00%, 6/1/33	AA−	900,000	1,117,937
(Intl. Charter School), 5.00%, 4/15/33	BBB−	750,000	833,780
(CareGroup Oblig. Group), Ser. J2, 5.00%, 7/1/32	A	2,765,000	3,413,644
(MCPHS U.), Ser. H, 5.00%, 7/1/32	AA	300,000	342,416
(South Shore Hosp., Inc.), Ser. I, 5.00%, 7/1/32	BBB+	1,600,000	1,872,338

24 Massachusetts Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.6%)* cont.	Rating**	Principal amount	Value
Massachusetts cont.
MA State Dev. Fin. Agcy. Rev. Bonds
(Woods Hole Oceanographic Inst.), 5.00%, 6/1/32	AA−	$660,000	$819,571
Ser. O, 5.00%, 12/1/31	A1	250,000	315,143
(Northeastern U.), 5.00%, 10/1/31	A1	500,000	518,851
(Berkshire Retirement Cmnty. of Lenox), 5.00%, 7/1/31	A+/F	1,000,000	1,135,863
(UMass Memorial Hlth. Care Oblig. Group), Ser. L, 5.00%, 7/1/31	BBB+	1,345,000	1,616,189
(Broad Institute, Inc. (The)), 5.00%, 4/1/31	Aa3	1,420,000	1,738,449
(Lesley U.), 5.00%, 7/1/30	A−	1,000,000	1,180,534
(Dexter Southfield), 5.00%, 5/1/27	BBB+	500,000	566,226
(Dexter Southfield), 5.00%, 5/1/26	BBB+	740,000	842,546
(MA College of Pharmacy & Allied Hlth. Science), Ser. F, 5.00%, 7/1/25	AA	650,000	695,224
(Babson College), Ser. A, 5.00%, 10/1/24	A1	250,000	281,472
(Babson College), Ser. A, 5.00%, 10/1/23	A1	300,000	325,154
(Suffolk U.), 4.00%, 7/1/51	Baa2	750,000	867,228
(Loomis Oblig. Group), Ser. 21, 4.00%, 1/1/51 ##	BBB	100,000	110,215
(Merrimack College), Ser. B, 4.00%, 7/1/50	BBB−	1,825,000	2,083,638
(Southcoast Hlth. Syst. Oblig. Group), Ser. G, 4.00%, 7/1/46	Baa1	850,000	1,001,875
(Williams College), Ser. S, 4.00%, 7/1/46	Aa1	4,550,000	5,152,413
(Wellforce Obligated Group), Ser. C, AGM, 4.00%, 10/1/45	AA	4,705,000	5,488,487
(Suffolk U.), Ser. A, 4.00%, 7/1/45	Baa2	1,700,000	1,952,551
(Worcester Polytechnic Inst.), 4.00%, 9/1/44	A2	3,250,000	3,743,169
(Carleton-Willard Homes, Inc.), 4.00%, 12/1/42	A−	485,000	540,297
(Merrimack College), Ser. B, 4.00%, 7/1/42	BBB−	450,000	520,408
(Lasell U.), 4.00%, 7/1/40	BB+	2,160,000	2,486,118
(Bentley U.), Ser. A, 4.00%, 7/1/39	A2	1,400,000	1,676,184
(Bentley U.), Ser. A, 4.00%, 7/1/38	A2	700,000	838,570
(Bentley U.), Ser. A, 4.00%, 7/1/37	A2	1,000,000	1,200,329
(Partners Healthcare Syst., Inc.), Ser. S-1, 4.00%, 7/1/36	Aa3	2,500,000	2,894,615
(Loomis Oblig. Group), Ser. 21, 4.00%, 1/1/36 ##	BBB	385,000	432,056
(Partners Healthcare Syst., Inc.), Ser. S, 4.00%, 7/1/35	Aa3	1,025,000	1,186,617
(Wellesley College), Ser. L, 4.00%, 7/1/34	Aa1	860,000	1,008,191
(Linden Ponds, Inc.), Ser. B, zero %, 11/15/56	B−/P	339,775	229,755
(WGBH Edl. Foundation), Ser. B, AGC, zero %, 1/1/29	AA	2,000,000	1,790,742
(WGBH Edl. Foundation), Ser. B, AGC, zero %, 1/1/28	AA	2,000,000	1,835,820
MA State Dev. Fin. Agcy. VRDN, (Boston U.), Ser. U-6E, 0.02%, 10/1/42	VMIG 1	4,685,000	4,685,000
MA State Dev. Fin. Agcy. 144A Rev. Bonds
(Milford Regl. Med. Ctr. Oblig. Group), 5.00%, 7/15/46	BB+	1,000,000	1,218,154
(Linden Ponds, Inc. Fac.), 5.00%, 11/15/38	BB/F	2,100,000	2,330,674
(NewBridge on the Charles, Inc.), 5.00%, 10/1/37	BB+/F	1,000,000	1,082,132
(Loomis Oblig. Group), 4.00%, 1/1/51 ##	BBB	520,000	554,891

Massachusetts Tax Exempt Income Fund 25

MUNICIPAL BONDS AND NOTES (98.6%)* cont.	Rating**	Principal amount	Value
Massachusetts cont.
MA State Dev. Fin. Agcy. 144A Rev. Bonds
(Loomis Oblig. Group), 4.00%, 1/1/36 ##	BBB	$395,000	$428,064
(Loomis Oblig. Group), 4.00%, 1/1/31 ##	BBB	1,000,000	1,092,177
(Loomis Oblig. Group), 4.00%, 1/1/26 ##	BBB	755,000	809,855
MA State Dev. Fin. Agcy. VRDN (Boston U.), Ser. U-6C, 0.02%, 10/1/42	VMIG 1	1,950,000	1,950,000
MA State Edl. Fin. Auth. Rev. Bonds
Ser. J, 5.625%, 7/1/28	AA	240,000	240,324
(Ed. Loan — Issue 1), 5.00%, 1/1/27	AA	2,750,000	3,050,195
5.00%, 1/1/24	AA	500,000	541,926
(Ed. Loan — Issue 1), 4.375%, 1/1/32	AA	125,000	128,394
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds, (Northeastern U.)
Ser. T-1, 5.00%, 10/1/30	A1	1,000,000	1,038,045
Ser. T-2, 5.00%, 10/1/30	A1	2,000,000	2,076,090
MA State Hsg. Fin. Agcy. Rev. Bonds
Ser. A, 5.10%, 12/1/30	Aa2	895,000	897,025
Ser. 171, 4.00%, 12/1/44	Aa1	110,000	113,392
Ser. SF-169, 4.00%, 12/1/44	Aa1	230,000	236,023
(Single Fam.), Ser. 178, 3.50%, 6/1/42	Aa1	425,000	446,876
Ser. A, 3.50%, 12/1/31	Aa2	2,000,000	2,032,330
Ser. C-1, 3.30%, 12/1/59	Aa2	7,625,000	7,962,989
Ser. A, 3.25%, 12/1/27	Aa2	1,870,000	1,905,167
MA State Port Auth. Rev. Bonds
Ser. D, 5.00%, 7/1/51	Aa2	2,000,000	2,582,649
Ser. A, 5.00%, 7/1/47	Aa2	3,000,000	3,582,846
Ser. A, 5.00%, 7/1/42	Aa2	1,275,000	1,525,002
Ser. A, 5.00%, 7/1/40	Aa2	2,500,000	3,089,046
Ser. A, 5.00%, 7/1/35	Aa2	1,500,000	1,781,675
Ser. A, 5.00%, 7/1/33	Aa2	775,000	894,224
Ser. A, 5.00%, 7/1/32	Aa2	755,000	870,399
Ser. C, 5.00%, 7/1/30	Aa2	2,500,000	3,148,894
MA State Port Auth. Special Fac. Rev. Bonds, (Bosfuel Corp.), Ser. A
5.00%, 7/1/28	A1	210,000	261,022
5.00%, 7/1/26	A1	115,000	136,282
4.00%, 7/1/44	A1	3,500,000	3,999,251
MA State School Bldg. Auth. Dedicated Sales Tax Rev. Bonds, Ser. A
5.00%, 8/15/50	AA+	2,645,000	3,377,764
5.00%, 2/15/44	AA	1,035,000	1,295,437
5.00%, 11/15/42	AA+	2,000,000	2,339,708
5.00%, 8/15/26 (Prerefunded 8/15/22)	AA+	4,645,000	4,803,301
5.00%, 8/15/26 (Prerefunded 8/15/22)	AAA/P	355,000	366,841
MA State School Bldg. Auth. Sales Tax Rev. Bonds, Ser. A, 5.00%, 5/15/43 (Prerefunded 5/15/23)	AA+	915,000	978,443
MA State Tpk. Auth. Rev. Bonds, Ser. A, NATL
zero %, 1/1/29	A+	1,000,000	904,860
zero %, 1/1/28	A+	1,320,000	1,222,668

26 Massachusetts Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.6%)* cont.	Rating**	Principal amount	Value
Massachusetts cont.
MA State Trans. Fund Rev. Bonds
(Rail Enhancement & Accelerated Bridge Program), 5.00%, 6/1/48	Aa1	$2,095,000	$2,596,640
Ser. A, 5.00%, 6/1/41	Aa1	3,705,000	4,880,453
(Rail Enhancement & Accelerated Bridge Program), Ser. A, 5.00%, 6/1/38	Aa1	3,000,000	3,555,939
MA State Wtr. Resource Auth. Rev. Bonds
Ser. B, 5.00%, 8/1/40	Aa1	1,500,000	1,791,107
(Green Bond), Ser. C, 5.00%, 8/1/40	Aa1	3,000,000	3,582,215
MA State Wtr. Resource Auth. VRDN, Ser. A-3, 0.06%, 8/1/37	VMIG 1	5,525,000	5,525,000
North Reading, G.O. Bonds, 5.00%, 5/15/35	Aa2	3,750,000	3,828,035
U. of MA Bldg. Auth. Rev. Bonds, Ser. 2, 5.00%, 11/1/39 (Prerefunded 11/1/22)	Aa2	2,500,000	2,610,426
			280,612,289
Nebraska (0.4%)
Central Plains Energy Project Gas Supply Mandatory Put Bonds (8/1/25), 4.00%, 12/1/49	Aa2	1,100,000	1,230,082
			1,230,082
Ohio (1.8%)
Lancaster, Port Auth. Mandatory Put Bonds (2/1/25), Ser. A, 5.00%, 8/1/49	Aa2	1,400,000	1,587,103
OH State Higher Edl. Fac. Comm. Rev. Bonds, (Otterbein Homes Oblig. Group)
4.00%, 7/1/39 ##	A	875,000	968,847
4.00%, 7/1/36 ##	A	435,000	484,768
4.00%, 7/1/35 ##	A	425,000	474,745
4.00%, 7/1/32 ##	A	375,000	422,379
4.00%, 7/1/29 ##	A	770,000	847,905
Warren Cnty., Hlth. Care Fac. Rev. Bonds, (Otterbein Homes Oblig. Group), 5.00%, 7/1/32	A	750,000	818,143
			5,603,890
Texas (0.7%)
Harris Cnty., Cultural Ed. Fac. Fin. Corp. Thermal Utility Rev. Bonds, (TECO)
4.00%, 11/15/34	AA	700,000	806,898
4.00%, 11/15/32	AA	1,100,000	1,272,839
			2,079,737
Total municipal bonds and notes (cost $293,796,954)			$312,368,772

SHORT-TERM INVESTMENTS (2.3%)*		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 0.10% L	Shares	6,642,930	$6,642,930
U.S. Treasury Bills 0.035%, 4/21/22 # §		$500,000	499,858
U.S. Treasury Bills 0.041%, 3/17/22		200,000	199,968
Total short-term investments (cost $7,342,837)			$7,342,756

TOTAL INVESTMENTS
Total investments (cost $301,139,791)	$319,711,528

Massachusetts Tax Exempt Income Fund 27

Notes to the fund’s portfolio
	Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2021 through November 30, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $316,780,582.
**	The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $117,965 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
§	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $376,887 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
##	Forward commitment, in part or in entirety (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
	At the close of the reporting period, the fund maintained liquid assets totaling $6,019,288 to cover the settlement of certain securities.
	Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
	144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
	On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 0.05%, 0.09% and 0.17%, respectively, as of the close of the reporting period.
	The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
	The dates shown on debt obligations are the original maturity dates.
	The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
	Education	21.7%
	Health care	17.5
	Tax bonds	12.3
	State debt	11.4
	Transportation	10.2

28 Massachusetts Tax Exempt Income Fund

FUTURES CONTRACTS OUTSTANDING at 11/30/21 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Note 5 yr (Short)	142	$17,238,578	$17,238,578	Mar-22	$(134,538)
Unrealized appreciation					—
Unrealized (depreciation)					(134,538)
Total					$(134,538)

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 11/30/21 (Unaudited)
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Citibank, N.A.
$1,750,000	$20,584	$—	2/16/22	—	1.66% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	$20,584
1,750,000	20,186	—	2/17/22	—	1.66% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	20,186
Morgan Stanley & Co. International PLC
5,000,000	46,320	—	2/24/22	—	1.25% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	46,320
3,250,000	47,837	—	2/3/22	—	1.28% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	47,837
2,500,000	69,865	—	2/24/22	—	1.75% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	(69,865)
Upfront premium received		—		Unrealized appreciation		134,927
Upfront premium (paid)		—		Unrealized (depreciation)		(69,865)
Total		$—		Total	$65,062

Massachusetts Tax Exempt Income Fund 29

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 11/30/21 (Unaudited)
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
$14,185,000	$298,169	$(143)	11/17/26	3.363% — At maturity	USA Non-revised Consumer Price Index-Urban (CPI-U) — At maturity	$298,026
Total		$(143)	$298,026

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$312,368,772	$—
Short-term investments	—	7,342,756	—
Totals by level	$—	$319,711,528	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$(134,538)	$—	$—
Total return swap contracts	—	363,231	—
Totals by level	$(134,538)	$363,231	$—

The accompanying notes are an integral part of these financial statements.

30 Massachusetts Tax Exempt Income Fund

Statement of assets and liabilities 11/30/21 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $294,496,861)	$313,068,598
Affiliated issuers (identified cost $6,642,930) (Note 5)	6,642,930
Interest and other receivables	3,883,261
Receivable for shares of the fund sold	377,841
Receivable for variation margin on centrally cleared swap contracts (Note 1)	75,441
Unrealized appreciation on OTC swap contracts (Note 1)	134,927
Prepaid assets	16,381
Total assets	324,199,379

LIABILITIES
Payable for investments purchased	143
Payable for purchases of delayed delivery securities (Note 1)	6,554,794
Payable for shares of the fund repurchased	341,111
Payable for compensation of Manager (Note 2)	109,104
Payable for custodian fees (Note 2)	2,755
Payable for investor servicing fees (Note 2)	29,126
Payable for Trustee compensation and expenses (Note 2)	90,896
Payable for administrative services (Note 2)	878
Payable for distribution fees (Note 2)	91,427
Payable for variation margin on futures contracts (Note 1)	18,860
Distributions payable to shareholders	68,682
Unrealized depreciation on OTC swap contracts (Note 1)	69,865
Other accrued expenses	41,156
Total liabilities	7,418,797

Net assets	$316,780,582

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$297,973,353
Total distributable earnings (Note 1)	18,807,229
Total — Representing net assets applicable to capital shares outstanding	$316,780,582

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($202,363,262 divided by 20,211,348 shares)	$10.01
Offering price per class A share (100/96.00 of $10.01)*	$10.43
Net asset value and offering price per class B share ($385,287 divided by 38,545 shares)**	$10.00
Net asset value and offering price per class C share ($7,352,524 divided by 733,030 shares)**	$10.03
Net asset value, offering price and redemption price per class R6 share
($1,417,093 divided by 141,152 shares)	$10.04
Net asset value, offering price and redemption price per class Y share
($105,262,416 divided by 10,479,476 shares)	$10.04

*On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Massachusetts Tax Exempt Income Fund 31

Statement of operations Six months ended 11/30/21 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $4,849 from investments in affiliated issuers) (Note 5)	$3,968,800
Total investment income	3,968,800

EXPENSES
Compensation of Manager (Note 2)	671,403
Investor servicing fees (Note 2)	87,514
Custodian fees (Note 2)	6,744
Trustee compensation and expenses (Note 2)	5,736
Distribution fees (Note 2)	301,152
Administrative services (Note 2)	2,691
Other	74,060
Total expenses	1,149,300
Expense reduction (Note 2)	(121)
Net expenses	1,149,179

Net investment income	2,819,621

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	546,503
Futures contracts (Note 1)	315,819
Swap contracts (Note 1)	(917,474)
Total net realized loss	(55,152)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(2,073,539)
Futures contracts	(127,759)
Swap contracts	516,084
Total change in net unrealized depreciation	(1,685,214)

Net loss on investments	(1,740,366)

Net increase in net assets resulting from operations	$1,079,255

The accompanying notes are an integral part of these financial statements.

32 Massachusetts Tax Exempt Income Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 11/30/21*	Year ended 5/31/21
Operations
Net investment income	$2,819,621	$5,675,812
Net realized gain (loss) on investments	(55,152)	1,990,033
Change in net unrealized appreciation (depreciation)
of investments	(1,685,214)	8,061,498
Net increase in net assets resulting from operations	1,079,255	15,727,343
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	—	(54,320)
Class B	—	(162)
Class C	—	(3,165)
Class R6	—	(251)
Class Y	—	(21,814)
From tax-exempt net investment income
Class A	(1,794,551)	(3,833,696)
Class B	(2,358)	(7,992)
Class C	(37,835)	(130,445)
Class R6	(13,102)	(20,986)
Class Y	(998,631)	(1,646,422)
Increase from capital share transactions (Note 4)	2,125,512	24,279,285
Total increase in net assets	358,290	34,287,375

NET ASSETS
Beginning of period	316,422,292	282,134,917
End of period	$316,780,582	$316,422,292

*Unaudited.

The accompanying notes are an integral part of these financial statements.

Massachusetts Tax Exempt Income Fund 33

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From net			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)	on investments	operations	income	distributions	end of period	(%)[a]	(in thousands)	net assets (%)[b]	net assets (%)	turnover (%)
Class A
November 30, 2021**	$10.07	.09	(.06)	.03	(.09)	(.09)	$10.01	.27*	$202,363	.39*	.85*	6*
May 31, 2021	9.73	.19	.34	.53	(.19)	(.19)	10.07	5.45	210,726.80		1.85	11
May 31, 2020	9.68	.22	.06	.28	(.23)	(.23)	9.73	2.89	200,240.79		2.32	22
May 31, 2019	9.45	.26	.24	.50	(.27)	(.27)	9.68	5.39	181,596.79		2.76	22
May 31, 2018	9.64	.28	(.19)	.09	(.28)	(.28)	9.45	.97	174,578.79		2.89	22
May 31, 2017	9.85	.28	(.21)	.07	(.28)	(.28)	9.64	.75	201,201.79		2.87	19
Class B
November 30, 2021**	$10.05	.06	(.05)	.01	(.06)	(.06)	$10.00	.06*	$385	.69*	.55*	6*
May 31, 2021	9.72	.13	.33	.46	(.13)	(.13)	10.05	4.73	465	1.40	1.26	11
May 31, 2020	9.67	.16	.06	.22	(.17)	(.17)	9.72	2.26	894	1.41	1.71	22
May 31, 2019	9.44	.20	.24	.44	(.21)	(.21)	9.67	4.73	1,288	1.42	2.14	22
May 31, 2018	9.62	.22	(.18)	.04	(.22)	(.22)	9.44	.45	1,629	1.42	2.26	22
May 31, 2017	9.83	.22	(.21)	.01	(.22)	(.22)	9.62	.13	2,163	1.42	2.24	19
Class C
November 30, 2021**	$10.09	.05	(.06)	(.01)	(.05)	(.05)	$10.03	(.11)*	$7,353	.77*	.48*	6*
May 31, 2021	9.75	.11	.34	.45	(.11)	(.11)	10.09	4.66	7,883	1.55	1.12	11
May 31, 2020	9.70	.15	.05	.20	(.15)	(.15)	9.75	2.11	15,818	1.56	1.56	22
May 31, 2019	9.47	.19	.23	.42	(.19)	(.19)	9.70	4.56	18,764	1.57	1.98	22
May 31, 2018	9.66	.20	(.18)	.02	(.21)	(.21)	9.47	.19	20,487	1.57	2.11	22
May 31, 2017	9.86	.20	(.19)	.01	(.21)	(.21)	9.66	.08	26,868	1.57	2.10	19
Class R6
November 30, 2021**	$10.09	.10	(.05)	.05	(.10)	(.10)	$10.04	.49*	$1,417	.26*	.98*	6*
May 31, 2021	9.76	.21	.33	.54	(.21)	(.21)	10.09	5.60	1,171.54		2.10	11
May 31, 2020	9.71	.25	.05	.30	(.25)	(.25)	9.76	3.13	797.55		2.55	22
May 31, 2019	9.48	.29	.24	.53	(.30)	(.30)	9.71	5.67	697.56		2.98	22
May 31, 2018 †	9.41	—[c]	.08	.08	(.01)	(.01)	9.48	.83*	10	.02*	.08*	22
Class Y
November 30, 2021**	$10.10	.10	(.06)	.04	(.10)	(.10)	$10.04	.39 *	$105,262	.27*	.98*	6*
May 31, 2021	9.76	.21	.34	.55	(.21)	(.21)	10.10	5.69	96,177.55		2.10	11
May 31, 2020	9.71	.25	.05	.30	(.25)	(.25)	9.76	3.12	64,387.56		2.54	22
May 31, 2019	9.48	.28	.24	.52	(.29)	(.29)	9.71	5.61	53,517.57		2.97	22
May 31, 2018	9.66	.30	(.18)	.12	(.30)	(.30)	9.48	1.30	43,129.57		3.11	22
May 31, 2017	9.87	.30	(.21)	.09	(.30)	(.30)	9.66	.98	55,765.57		3.09	19

* Not annualized.

** Unaudited.

† For the period May 22, 2018 (commencement of operations) to May 31, 2018.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

34 Massachusetts Tax Exempt Income Fund	Massachusetts Tax Exempt Income Fund 35

Notes to financial statements 11/30/21 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2021 through November 30, 2021.

Putnam Massachusetts Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax and Massachusetts personal income tax as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax and Massachusetts personal income tax (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate- to long-term maturities (i.e., three years or longer). Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in tax-exempt investments. Tax-exempt investments are issued by or for states, territories or possessions of the United States or by their political subdivisions, agencies, authorities or other government entities, and the income from these investments is exempt from both federal and Massachusetts personal income tax. This investment policy cannot be changed without the approval of the fund’s shareholders. Interest income from private activity bonds may be subject to federal AMT for individuals. These investments are not included for the purpose of complying with the 80% investment policy. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 4.00%. Class A shares generally are not subject to a contingent deferred sales charge, and class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. The expenses for class A, class B and class C shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B and class C shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

36 Massachusetts Tax Exempt Income Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Massachusetts Tax Exempt Income Fund 37

Futures contracts The fund uses futures contracts to hedge treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging and gaining exposure to interest-rate and term structure risk and for hedging and gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early

38 Massachusetts Tax Exempt Income Fund

termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At May 31, 2021, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$117,729	$—	$117,729

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $301,263,331, resulting in gross unrealized appreciation and depreciation of $19,093,725 and $416,835, respectively, or net unrealized appreciation of $18,676,890.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Massachusetts Tax Exempt Income Fund 39

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,
0.540%	of the next $5 billion,	0.370%	of the next $50 billion,
0.490%	of the next $10 billion,	0.360%	of the next $100 billion and
0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.211% of the fund’s average net assets.

Putnam Management has contractually agreed, through September 30, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$57,120	Class R6	332
Class B	114	Class Y	27,826
Class C	2,122	Total	$87,514

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $121 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $210, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

40 Massachusetts Tax Exempt Income Fund

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$260,652
Class B	1.00%	0.85%	1,769
Class C	1.00%	1.00%	38,731
Total			$301,152

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $4,250 from the sale of class A shares and received $516 and no monies in contingent deferred sales charges from redemptions of class B and class C shares.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$20,810,412	$16,223,147
U.S. government securities (Long-term)	—	—
Total	$20,810,412	$16,223,147

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Massachusetts Tax Exempt Income Fund 41

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 11/30/21		YEAR ENDED 5/31/21
Class A	Shares	Amount	Shares	Amount
Shares sold	361,704	$3,631,091	2,783,767	$27,686,330
Shares issued in connection with
reinvestment of distributions	152,027	1,524,900	331,166	3,299,365
	513,731	5,155,991	3,114,933	30,985,695
Shares repurchased	(1,234,836)	(12,374,941)	(2,761,419)	(27,506,379)
Net increase (decrease)	(721,105)	$(7,218,950)	353,514	$3,479,316

	SIX MONTHS ENDED 11/30/21		YEAR ENDED 5/31/21
Class B	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with
reinvestment of distributions	209	2,095	765	7,602
	209	2,095	765	7,602
Shares repurchased	(7,917)	(79,671)	(46,561)	(461,251)
Net decrease	(7,708)	$(77,576)	(45,796)	$(453,649)

	SIX MONTHS ENDED 11/30/21		YEAR ENDED 5/31/21
Class C	Shares	Amount	Shares	Amount
Shares sold	72,337	$729,321	201,385	$2,008,852
Shares issued in connection with
reinvestment of distributions	3,242	32,576	10,903	108,752
	75,579	761,897	212,288	2,117,604
Shares repurchased	(124,171)	(1,248,363)	(1,053,033)	(10,481,773)
Net decrease	(48,592)	$(486,466)	(840,745)	$(8,364,169)

	SIX MONTHS ENDED 11/30/21		YEAR ENDED 5/31/21
Class R6	Shares	Amount	Shares	Amount
Shares sold	30,024	$302,426	39,739	$396,941
Shares issued in connection with
reinvestment of distributions	1,303	13,102	2,126	21,237
	31,327	315,528	41,865	418,178
Shares repurchased	(6,219)	(62,127)	(7,491)	(74,754)
Net increase	25,108	$253,401	34,374	$343,424

42 Massachusetts Tax Exempt Income Fund

	SIX MONTHS ENDED 11/30/21		YEAR ENDED 5/31/21
Class Y	Shares	Amount	Shares	Amount
Shares sold	1,526,522	$15,397,861	4,250,994	$42,515,072
Shares issued in connection with
reinvestment of distributions	84,400	848,929	149,595	1,495,868
	1,610,922	16,246,790	4,400,589	44,010,940
Shares repurchased	(654,652)	(6,591,687)	(1,474,130)	(14,736,577)
Net increase	956,270	$9,655,103	2,926,459	$29,274,363

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 5/31/21	cost	proceeds	income	of 11/30/21
Short-term investments
Putnam Short Term
Investment Fund*	$4,961,799	$38,807,008	$37,125,877	$4,849	$6,642,930
Total Short-term
investments	$4,961,799	$38,807,008	$37,125,877	$4,849	$6,642,930

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund focuses a majority of its investments in the Commonwealth of Massachusetts and may be affected by economic and political developments in that Commonwealth.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration, announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the date on which the applicable rate ceases to be published.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Massachusetts Tax Exempt Income Fund 43

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	100
OTC total return swap contracts (notional)	$12,700,000
Centrally cleared total return swap contracts (notional)	$14,200,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	$433,096*	Unrealized depreciation	$204,403*
Total		$433,096		$204,403

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$315,819	$(917,474)	$(601,655)
Total	$315,819	$(917,474)	$(601,655)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$(127,759)	$516,084	$388,325
Total	$(127,759)	$516,084	$388,325

44 Massachusetts Tax Exempt Income Fund

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

		Credit Suisse
		Securities		Morgan
		(USA), LLC		Stanley & Co.
		(clearing	JPMorgan	International
	Citibank, N.A.	broker)	Securities LLC	PLC	Total
Assets:
OTC Total return swap contracts*#	$40,770	$—	$—	$94,157	$134,927
Centrally cleared total return	—	75,441	—	—	75,441
swap contracts§
Futures contracts§	—	—	—	—	—
Total Assets	$40,770	$75,441	$—	$94,157	$210,368
Liabilities:
OTC Total return swap contracts*#	—	—	—	69,865	69,865
Centrally cleared total return	—	—	—	—	—
swap contracts§
Futures contracts§	—	—	18,860	—	18,860
Total Liabilities	$—	$—	$18,860	$69,865	$88,725
Total Financial and Derivative	$40,770	$75,441	$(18,860)	$24,292	$121,643
Net Assets
Total collateral received (pledged)†##	$—	$—	$—	$—
Net amount	$40,770	$75,441	$(18,860)	$24,292
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $117,965 and $376,887, respectively.

Massachusetts Tax Exempt Income Fund 45

Note 9: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

46 Massachusetts Tax Exempt Income Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Emerging Markets Equity Fund	Convertible Securities Fund
Focused Equity Fund	Diversified Income Trust
Focused International Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Multi-Cap Core Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
International Value Fund
Large Cap Value Fund	State tax-free income funds:‡
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

Massachusetts Tax Exempt Income Fund 47

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2065 Fund
Putnam Retirement Advantage 2060 Fund
Putnam PanAgora§	Putnam Retirement Advantage 2055 Fund
Putnam PanAgora Risk Parity Fund	Putnam Retirement Advantage 2050 Fund
Putnam Retirement Advantage 2045 Fund
Asset Allocation	Putnam Retirement Advantage 2040 Fund
Dynamic Risk Allocation Fund	Putnam Retirement Advantage 2035 Fund
George Putnam Balanced Fund	Putnam Retirement Advantage 2030 Fund
Putnam Retirement Advantage 2025 Fund
Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund	RetirementReady® Maturity Fund
Dynamic Asset Allocation Growth Fund	RetirementReady® 2065 Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

§ Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

48 Massachusetts Tax Exempt Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Jonathan S. Horwitz
Putnam Investment	Kenneth R. Leibler, Chair	Executive Vice President,
Management, LLC	Liaquat Ahamed	Principal Executive Officer,
100 Federal Street	Ravi Akhoury	and Compliance Liaison
Boston, MA 02110	Barbara M. Baumann
	Katinka Domotorffy	Richard T. Kircher
Investment Sub-Advisor	Catharine Bond Hill	Vice President and BSA
Putnam Investments Limited	Paul L. Joskow	Compliance Officer
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Susan G. Malloy
	Manoj P. Singh	Vice President and
Marketing Services	Mona K. Sutphen	Assistant Treasurer
Putnam Retail Management
Limited Partnership	Officers	Denere P. Poulack
100 Federal Street	Robert L. Reynolds	Assistant Vice President,
Boston, MA 02110	President	Assistant Clerk, and
Assistant Treasurer
Custodian	James F. Clark
State Street Bank	Vice President, Chief Compliance	Janet C. Smith
and Trust Company	Officer, and Chief Risk Officer	Vice President,
Principal Financial Officer,
Legal Counsel	Nancy E. Florek	Principal Accounting Officer,
Ropes & Gray LLP	Vice President, Director of	and Assistant Treasurer
Proxy Voting and Corporate
	Governance, Assistant Clerk,	Stephen J. Tate
	and Assistant Treasurer	Vice President and
Chief Legal Officer
Michael J. Higgins
	Vice President, Treasurer,	Mark C. Trenchard
	and Clerk	Vice President

This report is for the information of shareholders of Putnam Massachusetts Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Massachusetts Tax Exempt Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 24, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: January 24, 2022